UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 13, 2011

BLUE CALYPSO, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53981	20-8610073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19111 North Dallas Parkway, Suite 200, Dallas, Texas 75287

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (972) 695-4776

1345 Valwood Parkway, Suite 301, Carrollton, Texas 75006

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Pursuant to this Amendment No. 1 on Form 8-K/A, Blue Calypso, Inc. amends its Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 19, 2011 (the “Original Filing”), to correct a typographical error made under Item 3.02 to the Original Filing.  More specifically, in the second sentence of the fourth paragraph, the number of shares of Series A Convertible Preferred Stock into which the outstanding promissory notes were converted was 1,500,000, rather than 200,000 as shown on the Original Filing.  The remainder of the Original Filing remains unchanged from the original filing thereof.

Section 3 — Securities and Trading Markets

Item 3.02.                                          Unregistered Sales of Equity Securities.

Effective October 17, 2011, Blue Calypso, Inc. (the “Company”) changed its state of incorporation from Nevada to Delaware pursuant to an Agreement and Plan of Merger, dated September 9, 2011 (the “Merger Agreement”), providing for the merger of the Company with and into a newly formed, wholly owned subsidiary incorporated in Delaware (the “Reincorporation Merger”).  A Certificate of Merger and Ownership was filed with the Secretary of State of Delaware on October 13, 2011, and Articles of Merger were filed with the Secretary of State of Nevada on October 17, 2011.  Upon the effectiveness of the Reincorporation Merger, the Certificate of Incorporation of the Delaware corporation became the Company’s Certificate of Incorporation.  Pursuant to the Merger Agreement, the Company’s board of directors also adopted new bylaws in the form attached as Exhibit 3.3 hereto.

As a result of the Reincorporation Merger, each outstanding share of common stock of the Nevada corporation, par value $0.0001 per share, has been automatically converted into one share of common stock of the Delaware corporation, par value $0.0001 per share.  Each outstanding certificate representing common stock of the Nevada corporation is deemed, without any action by the stockholder, to represent the same number of shares of common stock of the Delaware corporation.  Stockholders do not need to exchange their stock certificates as a result of the Reincorporation Merger.

The Reincorporation Merger was previously submitted to a vote of, and approved by, the Company’s stockholders by written consent in lieu of a meeting.  A description of the general effect of the Reincorporation Merger is set forth in the Company’s Schedule 14C Information Statement (the “Information Statement”), which was filed with the Securities and Exchange Commission on September 20, 2011 and is incorporated herein by reference.

In accordance with a Securities Purchase Agreement, dated as of September 1, 2011, by and among Blue Calypso, Inc. and certain purchasers set forth therein, on October 17, 2011, the Company filed a Certificate of Designation creating the Series A Convertible Preferred Stock.  Two outstanding convertible promissory notes in the aggregate principal amount of $1,500,000 were automatically converted into 1,500,000 shares of Series A Convertible Preferred Stock upon the creation of the Series A Convertible Preferred Stock.  The shares of Series A Convertible Preferred Stock issued were not registered under the Securities Act of 1933, as amended, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act of 1933, as amended, provided by Section 3(a)(9) under the Securities Act of 1933, as amended.  A description of the terms of the Series A Convertible Preferred Stock and the general effect of the conversion of the Promissory Notes is set forth in the Information Statement and is incorporated herein by reference.

The foregoing descriptions of the Reincorporation Merger and the related transactions do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the Certificate of Incorporation, the Bylaws and the Certificate of Designation of Series A Convertible Preferred Stock, which are incorporated herein by reference as Exhibits 2.1, 3.1, 3.2 and 3.3.

Item 3.03.                                          Material Modification to Rights of Security Holders.

The information set forth in Item 3.02 of this report is incorporated herein by reference.

Section 5 — Corporate Governance and Management

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in the Information Statement, on August 31, 2011, the Board adopted, subject to stockholder approval, the Blue Calypso, Inc. 2011 Long-Term Incentive Plan (the “Incentive Plan”).  Our stockholders approved the Incentive Plan on September 9, 2011.  The Incentive Plan was previously submitted to a vote of, and approved by, the Company’s stockholders by written consent in lieu of a meeting.  A description of the Incentive Plan is set forth in the Information Statement and is incorporated herein by reference.

The foregoing description of the Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the Incentive Plan, which is incorporated herein by reference as Exhibit 10.1.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.02 of this report is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit
2.1

Agreement and Plan of Merger, dated September 9, 2011, by and between Blue Calypso, Inc., a Nevada corporation, and Blue Calypso, Inc., a Delaware corporation, incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed September 15, 2011.

3.1*	Certificate of Incorporation of Blue Calypso, Inc., a Delaware corporation.

3.2*	Certificate of Designation of Series A Convertible Preferred Stock.

3.3*	Bylaws of Blue Calypso, Inc., a Delaware corporation, adopted September 9, 2011.

10.1	2011 Long-Term Incentive Plan, incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed September 8, 2011.

*Previously filed with the Original Filing and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CALYPSO, INC.

Date: October 20, 2011	/s/ Andrew Levi
Andrew Levi, Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit
2.1

Agreement and Plan of Merger, dated September 9, 2011, by and between Blue Calypso, Inc., a Nevada corporation, and Blue Calypso, Inc., a Delaware corporation, incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed September 15, 2011.

3.1*	Certificate of Incorporation of Blue Calypso, Inc., a Delaware corporation.

3.2*	Certificate of Designation of Series A Convertible Preferred Stock.

3.3*	Bylaws of Blue Calypso, Inc., a Delaware corporation, adopted September 9, 2011.

10.1	2011 Long-Term Incentive Plan, incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed September 8, 2011.

*Previously filed with the Original Filing and incorporated by reference herein.